TERM LOAN AND SECURITY AGREEMENT
DATED AS OF DECEMBER 31, 2004

           TERM LOAN AGREEMENT dated as of December 31, 2004, between PHARMACEUTICAL FORMULATIONS INC., 460 Plainfield Avenue, Edison, New Jersey 08818, a Delaware corporation (the "Borrower"), and ICC INDUSTRIES INC., 460 Park Avenue, New York, New York 10022, a New York corporation (the "Lender").

RECITALS

           WHEREAS, the Lender and the Borrower have previously entered into a Term Loan and Security Agreement dated as of October 2, 2004 (the "Prior Loan Agreement"), and Borrower executed a Promissory Note dated October 2, 2004 (the "Prior Promissory Note") in the amount of Twenty Two Million Eight Hundred Four Thousand Dollars ($22,804,000), which covered loans made by Lender to Borrower in the amounts and on the dates set forth in Exhibits A, B, C, D, E, F, G, H and I attached hereto.

           WHEREAS, the Borrower has repaid to the Lender the sums totaling One Hundred Fifty Thousand Dollars ($150,000), in the amounts and on the dates set forth in Exhibit I attached hereto; and

           WHEREAS, the amount due from Borrower to Lender as of this date resulting from Lender's loans to Borrower now total twenty two million six hundred fifty four thousand dollars ($22,654,000); and

           WHEREAS, the parties have agreed that the loans from Lender to Borrower shall be governed by the terms and conditions of this Term Loan and Security Agreement, and that payment shall be made in accordance with the payment schedule set forth in a Promissory Note of even date to be executed by Borrower in the form of Exhibit J attached hereto; and

           NOW, THEREFORE, in consideration of the foregoing and the covenants contained herein, the Borrower and the Lender agree as follows:

ARTICLE I

AMOUNTS AND TERMS OF THE ADVANCES

           SECTION 1.1. The Loan. The parties agree that the loans outstanding from Lender to Borrower totaling $22,654,000 shall be governed by the terms and conditions hereinafter set forth, and said loans shall hereinafter referred to as the "Loan".

           SECTION 1.2. Interest and Repayment. The Borrower shall repay, and shall pay interest on, the aggregate unpaid principal amount of the Loan in accordance with the Note, evidencing the indebtedness resulting from such Loan and delivered to the Lender pursuant to Article II.

           SECTION 1.3. Optional Prepayments. The Borrower may prepay, without any penalty, the Note in whole or in part with any accrued interest due on the amount prepaid.

           SECTION 1.4. Conversion of Invoices. The amounts due to Lender under the invoices identified in Exhibits A, B, C, D, E, F, G, H and I are no longer due and payable under the terms set forth in said invoices. Instead, said indebtedness to Lender is hereby converted to the indebtedness covered by the Loan set forth herein.

           SECTION 1.5. Payments and Computations. The Borrower shall make each payment under any Loan Document (as hereinafter defined) not later than 3:00 p.m. (New York City time) on the day when due in lawful money of the United States of America to the Lender at its address referred to in Section 6.2 in same day funds. All computations of interest under the Note shall be made by the Lender on the basis of a year of 360 days, for the actual number of days elapsed (including the first day but excluding the last day).

           SECTION 1.6. Payment on Non-Business Days. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a Saturday, Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of New York (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

ARTICLE II

CONDITIONS OF LENDING

           SECTION 2.1. Conditions of Lending. At the option of the Lender, the obligation of the Lender to make the Loan is subject to the satisfaction of the following conditions precedent:

(A) The Lender shall have received the Note, dated as of the date hereof, in form and substance satisfactory to the Lender;

(B) The following statements shall be true as of the date hereof:

(i) The representations and warranties contained in Section 3.1 of this Agreement are correct on and as of the date hereof; and

(ii) No event has occurred and is continuing, or would result from such Loan, which constitutes an Event of Default (as hereinafter defined);

(C) The Lender shall have received a certified copy of the resolutions of the Board of Directors of Borrower, approving each Loan Document to which it is a party, and of all documents evidencing other necessary corporate action, if any, with respect to each such Loan Document;

(D) The Lender shall have received such other approvals, opinions or documents as the Lender may reasonably request.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

           SECTION 3.1. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(A) The Borrower is a corporation duly incorporated and validly existing under the laws of the state of Delaware, has the power to transact the business in which it is now engaged and is duly qualified as a foreign corporation under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification.

(B) The execution, delivery and performance by the Borrower of this Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene the Borrower's charter or by-laws.

(C) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement.

(D) This Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(E) The proceeds of the Loan will be used solely for the purpose of Borrower's working capital and will not be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.

ARTICLE IV

COVENANTS OF THE BORROWER

           SECTION 4.1. Affirmative Covenant. So long as the Note shall remain unpaid, the Borrower will, unless the Lender shall otherwise consent in writing:

(A) Compliance with Laws, Etc. Comply, in all material respects, with all applicable laws, rules, regulations and orders.

           SECTION 4.2. Negative Covenant. So long as the Note shall remain unpaid, the Borrower will not, without the written consent of the Lender, other than those liens that presently exist, create or suffer to exist any lien, security interest or other encumbrance upon or with respect to any of its properties or assets, whether now owned or hereafter acquired, or assign any right to receive income.

ARTICLE V

SECURITY INTEREST

           Section 5.1 Security Interest. Borrower hereby grants to the Lender a continuing priority security interest in and lien upon Borrower's entire right, title and interest in and to all of the following (subject only to the first priority security interest of The CIT Group/Business Credit, Inc.), whether now or hereafter existing or now owned or hereafter acquired, and whether located on the premises of Borrower, a sub-contractor of Borrower or elsewhere (the "Collateral"):

(a) all accounts, payment intangibles, customer lists, deposit accounts, all contracts together with any contract rights arising thereunder, all documents, all chattel paper, all instruments, all inventory, all goods, all equipment, all general intangibles (including without limitation all marks, together with registrations and right to all renewals thereof, and the goodwill of the business of Borrowers symbolized by the marks and/or relating to their business generally, all patents, patent applications, copyrights and copyright applications and all software, all computer programs and software of Borrower and other proprietary information of Borrower, including but not limited to trade secrets;

(b) any and all additions, improvements and accessions to the foregoing, all substitutions and replacements therefor and all products and proceeds thereof, including without limitation all proceeds of insurance thereon, all commercial tort and other claims and choses in action, and all books and records, computerized or otherwise, relating thereto; and

(c) a pledge of all of the issued and outstanding shares of Konsyl held by Borrower, as reflected more fully in the Pledge Agreement in the form of Exhibit K attached hereto (the "Pledge Agreement");

all to secure performance and payment of the Note, and all other obligations and indebtedness of Borrower to Lender under this Agreement of whatever kind and whenever or however created or incurred, whether absolute or contingent, matured or unmatured, direct or indirect. The security interest granted herein shall continue in full force and effect until all of the foregoing have been indefeasibly paid in full.

ARTICLE VI

EVENTS OF DEFAULT

           SECTION 6.1 Events of Default. Each of the following shall constitute an event of default (an "Event of Default") hereunder:

(d) the failure to pay the principal amount of the Note when due (whether at maturity, by reason of acceleration or otherwise) or the failure to make any interest payment on the Note within five (5) business days after such interest becomes due; notwithstanding the foregoing, Borrower will be entitled to written notice of non-payment of interest and shall have ten (10) days from the receipt or refusal of such notice to remit such interest payment only two (2) times in any twelve (12) month period it being understood and agreed that there will be no notice or grace periods with respect to non-payment of interest otherwise;

(e) Borrower becoming insolvent (however defined or evidenced), committing an act of bankruptcy, making an assignment for the benefit of creditors or making or sending a notice of intended bulk transfer, or if a meeting of creditors is convened or a committee of creditors is appointed for, or any petition or proceeding for any relief under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute now or hereinafter in effect (whether at law or in equity) is filed or commenced by or against Borrower or any of its respective properties or the appointment of a receiver or trustee for Borrower or any of its properties, which proceeding is not dismissed within sixty (60) days of the filing thereof;

(f) any merger, consolidation or other business combination involving Borrower or the sale of all or substantially all of the assets of Borrower, which has not been consented to in writing by Lender prior to the consummation thereof;

(g) the issuance of a levy or execution, or the seizure, attachment or garnishment, or the entry of judgment on or against Borrower or any of its properties which, individually or in the aggregate, exceeds $10,000 and which shall not be released, satisfied of record or bonded within thirty (30) days thereafter;

(h) the occurrence of a default or breach of any covenant under this Agreement (other than the payment of interest or principal required hereunder or other defaults covered in any of (a) - (d) or (f) - (h) hereof) or any present or future document, instrument or agreement between Borrower and the Lender which does not have a stated cure period, which is not cured within ten (10) days after Borrowers' receipt of written notice thereof;

(i) should any representation or warranty made by Borrower in this Agreement or any other present or future document, instrument or agreement between Borrower and the Lender prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made; or

(j) the default in payment of principal of or interest on any other indebtedness for borrowed money owed by Borrower or default in the performance or observance of the terms of any instrument pursuant to which such indebtedness was created or secured, the effect of which default is to cause or permit any holder of any such indebtedness to cause the same to become due prior to its stated maturity (and whether or not such default is waived by the holder thereof).

           SECTION 6.2. Rights and Remedies. Upon the occurrence of any Event of Default, such default not having previously been remedied or waived, the Lender shall have the following rights and remedies:

(i) The right, at its option, by written notice to Borrower, to declare the entire unpaid balance of this Note to be immediately due and payable and thereupon such amount together with all costs, fees and expenses incurred in connection herewith, shall be immediately due and payable, except that upon an occurrence of an Event of Default provided for in Section 6.1(b) hereof, no declaration or notice shall be required;

(ii) All rights and remedies provided by law, including, without limitation, those provided by the UCC as in effect in the State of New York from time to time;

(iii) The right to take possession of the Collateral and, in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated, without notice, and remove the same therefrom. The Lender may require Borrower to make the Collateral (to the extent the same is moveable) available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender will give Borrower at least ten (10) days' prior written notice at the address of Borrower set forth above (or at such other address or addresses as the Borrower shall specify in writing to the Lender) of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the UCC in effect in New York from time to time) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all reasonable costs and expenses of collection, storage, custody, sale or other disposition and delivery (including legal costs and attorneys' fees, expenses and disbursements) and all other charges against the Collateral, the remaining proceeds of any such sale or disposition shall be applied to the payment of all of the obligations relating hereto, in such order of priority as the Lender shall determine and any surplus shall be returned to Borrower or to any person or party lawfully entitled thereto. In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to pay all of the obligations relating hereto, in full, Borrower will be liable for the deficiency, together with interest thereon at the highest rate of interest provided in this Agreement, and the reasonable costs and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements; and

(iv) All rights and remedies available to the Lender pursuant to the provisions of the Note, this Agreement, the Pledge Agreement and applicable law

All rights and remedies available to the Lender pursuant to the provisions of this Agreement, the Pledge Agreement, applicable law and otherwise are cumulative, not exclusive, and are enforceable alternatively, successively and/or concurrently by Lender.

           SECTION 6.3 Waivers. Except as specifically set forth to the contrary herein, Borrower waives demand, presentment, protest and notice of any kind and consents to the extension of time of payments, the release, surrender or substitution of any and all security or guarantees for the obligations evidenced hereby or other indulgence with respect to this Agreement and the Note, all without notice.

ARTICLE VII

MISCELLANEOUS

           SECTION 7.1. Amendment, Etc. No amendment or waiver of any provision of this Agreement or the Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

           SECTION 7.2. Notices, Etc. Any notice, demand, request or other communication hereunder shall be in writing and shall be delivered by personal service or mailed certified mail, postage prepaid, return receipt requested, to the parties at the addresses for such notices set forth below, with a copy also sent by telefax to the telefax number listed below. Such notices shall be effective upon receipt by the respective addresses thereof. The parties hereto may change their respective addresses for such notices by delivering or mailing to the other party hereto, as aforesaid, a notice of such change.

If to the Borrower:

Pharmaceutical Formulations Inc.

460 Plainfield Avenue
Edison, New Jersey 08818
Attention: President
Fax No.: 732-819-3330

If to the Lender:

ICC Industries Inc.

460 Park Avenue
New York, New York 10022
Attention: President
Fax No.: 212-521-1949

           SECTION 7.3. No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

           SECTION 7.4. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, except as otherwise stated herein.

           SECTION 7.5. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording and administration of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, the fees and out-of-pocket expenses of counsel for the Lender, with respect thereto and with respect to advising the Lender as to its rights and responsibilities under the Loan Documents, and all costs and expenses, if any (including counsel fees and expenses), in connection with the enforcement of the Loan Documents and the other documents to be delivered under the Loan Documents. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the Loan Documents and the other documents to be delivered under the Loan Documents, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

           SECTION 7.6. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under any Loan Document, irrespective of whether or not the Lender shall have made any demand under such Loan Document and although such obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

           SECTION 7.7. Prior Agreement. The parties recognize and agree that the Prior Loan Agreement shall remain in full force and effect with regard to the first $19,022,100 to be paid by Borrower to Lender under this Agreement, with the exception of the payment schedule which shall be as set forth in the Promissory Note of even date in the form attached as Exhibit H. All additional amounts above the first $19,022,1000 due by Borrower to Lender shall be covered under this Agreement. In the event of any conflict between the Prior Loan Agreement and this Agreement, the Prior Loan Agreement shall prevail, with the exception of the aforementioned payment schedule.

           SECTION 7.8. Binding Effect; Governing Law; Jurisdiction.

           (A) This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of New York.

           (B) The Borrower agrees that any legal action or proceeding with respect to this Agreement or to enforce any judgment obtained against the Borrower in connection herewith may be brought by the Lender in the courts of the State of New York or in the United States District Court for the Southern District of New York, or any other court to the jurisdiction of which the Borrower or any of the Borrower's property is or may be subject. The Borrower irrevocably submits to the jurisdiction of the courts of the State of New York or of the United States District Court for the Southern District of New York, and irrevocably waives any present or future claim that any such court is an inconvenient forum, in connection with any action or proceeding arising out of this Agreement.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PHARMACEUTICAL FORMATIONS INC. (Borrower) By: Name: James Ingram Title: Chief Executive Officer	ICC INDUSTRIES INC. (Lender) By: Name: Blaise Sarcone Title: Chief Financial Officer

EXHIBIT A

LOANS MADE BY LENDER
ICC INDUSTRIES INC.

Original Loan - $3,000,000 made April 1, 1999

Additional Loans as of July 1, 2000:

                                                            Date
                              Amount of Loan                of Loan
                              --------------                -------

                              $   312,100.00                03/23/00
                              $   450,000.00                03/30/00
                              $   150,000.00                04/17/00
                              $    75,000.00                04/18/00
                              $   180,000.00                04/24/00
                              $   200,000.00                04/25/00
                              $    40,000.00                04/26/00
                              $    50,000.00                05/01/00
                              $   165,000.00                05/02/00
                              $   100,000.00                05/03/00
                              $   145,000.00                05/05/00
                              $   100,000.00                05/08/00
                              $   175,000.00                05/09/00
                              $    30,000.00                05/10/00
                              $   100,000.00                05/11/00
                              $   150,000.00                05/18/00
                              $    80,000.00                05/19/00
                              $   140,000.00                05/22/00
                              $   100,000.00                05/23/00
                              $    50,000.00                05/25/00
                              $   120,000.00                05/26/00
                              $   525,000.00                05/26/00
                              $   155,000.00                05/30/00
                              $   190,000.00                05/31/00
                              $    75,000.00                06/01/00
                              $   225,000.00                06/02/00
                              $   125,000.00                06/05/00
                              $   135,000.00                06/06/00
                              $   100,000.00                06/08/00
                              $    50,000.00                06/09/00
                              $   100,000.00                06/12/00
                              $   100,000.00                06/20/00
                              $    30,000.00                06/21/00
                              $    30,000.00                06/26/00
                              --------------
Total Additional Loans:       $4,752,100.00
                              -------------

Total of all Loans as of July 1, 2000:                 $7,752,100.00

EXHIBIT B

ADDITIONAL LOANS MADE BY LENDER
ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
DATED AS OF SEPTEMBER 30, 2000

Amount of Loan           Date of Loan          Amount of Loan          Date of Loan
-------------------------------------          -------------------------------------
 $75,000.00              07/06/00              $270,000.00              08/25/00
 $75,000.00              07/10/00                              (Austin Chemical)
$175,000.00              07/13/00               $45,000.00              08/28/00
$135,000.00              07/14/00               $40,000.00              08/29/00
$250,000.00              07/17/00               $50,000.00              08/30/00
 $50,000.00              07/18/00               $50,000.00              08/31/00
$100,000.00              07/19/00               $55,000.00              09/01/00
$125,000.00              07/20/00               $50,000.00              09/05/00
$100,000.00              07/21/00               $50,000.00              09/07/00
 $25,000.00              07/26/00              $200,000.00              09/08/00
 $55,000.00              07/28/00               $25,000.00              09/12/00
$100,000.00              07/31/00               $50,000.00              09/14/00
 $30,000.00              08/01/00              $135,000.00              09/15/00
$200,000.00              08/02/00                              (Austin Chemical)
 $25,000.00              08/04/00               $50,000.00              09/20/00
 $50,000.00              08/08/00               $50,000.00              09/21/00
 $50,000.00              08/10/00              $100,000.00              09/22/00
$300,000.00              08/11/00              $135,000.00              09/22/00
$140,000.00              08/16/00              $100,000.00              09/25/00
 $90,000.00              08/17/00              $100,000.00              09/26/00
$100,000.00              08/18/00               $50,000.00              09/28/00
 $40,000.00              08/21/00               $25,000.00              09/29/00
 $15,000.00              08/23/00               $50,000.00              09/29/00
                                                ----------
 $50,000.00              08/24/00
 $50,000.00              08/25/00

                                                  $4,085,000  Total Loans for July 1
                                                       through September 30, 2000

                                                  $11,837,100 Total Loans under
                                                       this Agreement

EXHIBIT C

ADDITIONAL LOANS MADE BY LENDER
ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
DATED AS OF DECEMBER 31, 2000

                       Date                                        Date
Amount of Loan         of Loan               Amount of Loan        of Loan
--------------         -------               --------------        -------

$200,000.00            10/02/00              $250,000.00            11/02/00
$135,000.00            10/02/00              $125,000.00            11/06/00
              (Austin Chemical)              $500,000.00            11/08/00
 $50,000.00            10/04/00              $150,000.00            11/09/00
 $50,000.00            10/05/00              $270,000.00            11/10/00
 $25,000.00            10/06/00                            (Austin Chemical)
$100,000.00            10/10/00              $250,000.00            11/13/00
 $55,000.00            10/11/00              $100,000.00            11/15/00
$180,000.00            10/12/00              $216,000.00            11/17/00
 $40,000.00            10/13/00                            (Austin Chemical)
 $50,000.00            10/16/00              $135,000.00            11/20/00
 $25,000.00            10/18/00                            (Austin Chemical)
 $50,000.00            10/19/00               $50,000.00            11/22/00
 $50,000.00            10/20/00              $150,000.00            11/27/00
 $50,000.00            10/23/00              $100,000.00            12/06/00
 $50,000.00            10/24/00              $120,000.00            12/05/00
 $25,000.00            10/25/00              $150,000.00            12/08/00
 $50,000.00            10/26/00              $100,000.00            12/14/00
 $50,000.00            10/30/00              $400,000.00            12/21/00
 $50,000.00            10/31/00              $216,000.00            12/22/00

$4,567,000  Total Loans for October 1, through December 31, 2000

$16,404,100 Total Loans under this Agreement

EXHIBIT D

ADDITIONAL LOANS MADE BY LENDER
ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
DATED AS OF JUNE 30, 2002

Amount of Loan                       Date of Loan
-------------------------------------------------

$500,000                             01/03/01
  53,000                             01/16/01
                            (Austin Chemical)
 200,000                             01/16/01
  50,000                             02/02/01
 200,000                             02/09/01
 270,000                             02/21/01
                            (Austin Chemical)
 130,000                             03/21/01
 170,000                             03/21/01
 170,000                             03/29/01
 100,000                             04/17/01
 150,000                             04/27/01
 100,000                             04/30/01
 100,000                             05/10/01
 300,000                             05/16/01
 100,000                             06/07/01
 100,000                             06/28/01
 100,000                             07/12/01
 200,000                             07/16/01
 100,000                             07/19/01
  50,000                             07/30/01
 100,000                             07/31/01
 200,000                             08/01/01
 100,000                             08/16/01
 100,000                             08/22/01
 100,000                             08/31/01
 200,000                             09/06/01
 150,000                             09/10/01
 150,000                             09/11/01
 200,000                             10/05/01
 100,000                             10/15/01
 100,000                             10/17/01
 200,000                             10/18/01
 100,000                             10/24/01
 100,000                             10/25/01
 100,000                             11/05/01
  50,000                             11/06/01
$ 50,000                             11/19/01

Amount of Loan                       Date of Loan
-------------------------------------------------
 200,000                             11/28/01
 200,000                             12/07/01
 100,000                             12/10/01
 100,000                             12/17/01
 150,000                             12/18/01
 300,000                             12/28/01
 100,000                             01/03/02
 200,000                             01/04/02
 200,000                             01/11/02
 150,000                             01/14/02
 100,000                             01/15/02
 100,000                             01/18/02
 100,000                             01/22/02
 100,000                             01/25/02
 100,000                             01/28/02
 150,000                             01/30/02
  50,000                             02/05/02
  50,000                             02/06/02
 200,000                             02/08/02
 200,000                             02/12/02
 250,000                             02/15/02
 150,000                             02/19/02
 250,000                             02/21/02
 675,000                             02/22/02
 150,000                             02/26/02
 325,000                             02/28/02
 300,000                             03/01/02
  50,000                             03/05/02
 225,000                             03/07/02
 125,000                             03/08/02
 100,000                             03/11/02
 350,000                             04/01/02
 100,000                             04/03/02
 175,000                             04/04/02
  50,000                             04/05/02
 100,000                             04/08/02
 300,000                             04/09/02

Amount of Loan                       Date of Loan
-------------------------------------------------

$   75,000                           04/12/02
   250,000                           04/15/02
    25,000                           04/16/02
    25,000                           04/23/02
   250,000                           04/29/02
   175,000                           05/02/02
    25,000                           05/03/02
   250,000                           05/06/02
   100,000                           05/07/02
    50,000                           05/10/02
    50,000                           05/17/02
    50,000                           05/28/02
    75,000                           05/29/02
   250,000                           05/31/02
    50,000                           06/03/02
   300,000                           06/04/02
   400,000                           06/10/02
$3,275,000                           06/17/02
   100,000                           06/18/02
    75,000                           06/28/02

                                     Total loans:                $17,618,000
                         Previous unpaid balance:                  1,404,100

                                                                 $19,022,100

              Total Amount Due under this  Agreement

EXHIBIT E

ADDITIONAL LOANS MADE BY LENDER
ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
DATED AS OF SEPTEMBER 27, 2003

                               Date of Loan                 Amount of Loan
                               ------------                 --------------

                               07/08/02                        $125,000
                               07/11/02                        $125,000
                               07/12/02                        $175,000
                               07/15/02                        $300,000
                               07/30/02                        $150,000
                               08/08/02                         $50,000
                               08/09/02                        $100,000
                               08/15/02                         $40,000
                               08/16/02                         $10,000
                               12/16/02                         $80,000
                               01/02/03                         $25,000
                               01/08/03                         $20,000
                               04/22/03                        $150,000
                               05/15/03                      $1,106,900

                                SubTotal:                    $2,456,900

      Less payments received from Borrower:                 -  $160,000

                                  Total:                     $2,296,900

EXHIBIT F

ADDITIONAL LOANS MADE BY LENDER
ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
DATED AS OF MARCH 31, 2004

                                Date of Loan        Amount of Loan
                                ------------        --------------

                                  03/26/04             $500,000
                                  03/31/04             $200,000
                                                       --------

                                   Total:              $700,000

EXHIBIT G

ADDITIONAL LOANS MADE BY LENDER
ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
DATED AS OF JUNE 30, 2004

                                Date of Loan      Amount of Loan
                                ------------      --------------

                                06/16/04             $400,000

EXHIBIT H

ADDITIONAL LOANS MADE BY LENDER
ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
DATED AS OF OCTOBER 2, 2004

                                Date of Loan      Amount of Loan
                                ------------      --------------

                                06/16/04             $215,000

                                10/02/04             $200.000

EXHIBIT I

ADDITIONAL LOANS MADE BY LENDER
ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
DATED AS OF OCTOBER 2, 2004

                                Date of Loan      Amount of Loan
                                ------------      --------------

                                11/24/04             $  300,000

                                12/29/04             $1,000,000
                                                     ----------

                                Subtotal              1,300,000

                           Less Payments received
                           From Borrower            ($1,450,000)
                                                    -----------

                                   Total              ($150,000)

EXHIBIT J

PROMISSORY NOTE

$22,654,000 (Twenty Two Million six Hundred Fifty Four Thousand Dollars)	New York, New York December 31, 2004

          FOR VALUE RECEIVED, the undersigned, PHARMACEUTICAL FORMULATIONS INC., 460 Plainfield Avenue, Edison, New Jersey 08818, a Delaware corporation (the "Borrower") HEREBY PROMISES TO PAY to the order of ICC INDUSTRIES INC., 460 Park Avenue, New York, New York 10022, a New York corporation (the "Lender") the principal sum of Twenty Two Million Six Hundred Fifty Four Thousand Dollars ($22,654,000) on the following dates in the following amounts:

DATE                                     AMOUNT TO BE REPAID
----                                     -------------------

January 31, 2005                         $   300,000 plus interest
February 28, 2005                        $   300,000 plus interest
March 31, 2005                           $   300,000 plus interest
April 30, 2005                           $   325,000 plus interest
May  31, 2005                            $   325,000 plus interest
June 30, 2005                            $   325,000 plus interest
July 301 2005                            $   350,000 plus interest
August 31, 2005                          $   350,000 plus interest
September 30, 2005                       $   350,000 plus interest
October 31, 2005                         $   375,000 plus interest
November 30, 2005                        $   375,000 plus interest
December 31, 2005                        $   375,000 plus interest
January 31, 2006                         $18,604,000 plus interest

          The interest shall be on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date hereof until said principal amounts are paid in full, payable monthly in arrears commencing December 31, 2004, and thereafter during the term hereof and on the final day when said principal amounts are paid and, with respect to interest on any overdue principal amount, payable on demand, at a fluctuating interest rate per annum equal to one percent (1%) per annum above the rate of interest announced publicly by Standard Chartered Bank in New York, New York, USA, from time to time as said bank's prime or base rate (the "Base Rate"). The Borrower acknowledges that the Base Rate does not necessarily reflect the lowest rate of interest charged by said bank to any class of customer or in respect of any class of loan. Each change in the fluctuating interest rate hereunder shall take effect simultaneously with the corresponding change in the Base Rate and all computations of interest shall be made on the basis of a year of 360 days, for the actual number of days elapsed.

          Both principal and interest are payable in lawful money of the United States of America to the Lender at 460 Park Avenue, New York, New York 10022, not later than 12:00 noon (New York City time) on the day when due in same day funds, or at such other address as the holder hereof may direct. Whenever any payment shall be stated to be due on a Saturday, Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of New York (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

          In the event of any default in connection with any payment under the aforementioned payment schedule, all remaining unpaid amounts shall immediately become due and payable on demand.

          The first $19,022,100 to be paid by Borrower to Lender under this Note is covered by a prior promissory note executed by Borrower dated June 30, 2002 (the Prior Promissory Note") which remains in effect as to that amount due. This Note covers that same amount due from Borrower to Lender plus an additional $3,781,900, which has become due to Lender by Borrower as a result of further loans made by Lender to Borrower since June 30, 2002. In the event of any conflict between this Note and the Prior Promissory Note which regard to the first $19,022,100 to be paid by Borrower, the Prior Promissory Note shall govern.

          This Note is the Note referred to in, and is entitled to the benefits of, the Term Loan and Security Agreement dated as of October 2, 2004 (the "Term Loan Agreement"). The Term Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          This Note is secured by a Security Interest granted by Borrower to Lender covering all of Lender's assets, and reflected by a UCC-1 which has been filed with the state of New Jersey and county of Middlesex.

          This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed therein (without giving effect to any principles of conflicts of law).

          The Borrower unconditionally and irrevocably agrees that any legal action, suit or proceeding against it with respect to its obligations or liabilities hereunder or arising out of or in connection with this Note or the transactions contemplated hereby for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the United States Federal Court for the Southern District of New York or in the courts of the State of New York, as the holder hereof may elect.

PHARMACEUTICAL FORMULATIONS, INC. By: Name: James Ingram Title: Chief Executive Officer